Financial assets and other receivables	12 Months Ended
Dec. 31, 2020
Other financial assets
Financial assets and other receivables

10.  Financial assets and other receivables

The company’s financial assets and their classification under IFRS 9 are as follows:

		2020 classification
	Note	Amortised cost	Fair value through profit or loss - mandatorily measured	Fair value through other comprehensive income - designated	Total
		US$'000	US$'000	US$'000	US$'000
Other financial assets	10.1	3,456	2,609	—	6,065
Receivables from related parties	23	5,530	—	—	5,530
Trade receivables	10.2	202,233	—	—	202,233
Other receivables	10.2	3,847	—	—	3,847
Cash and cash equivalents		102,714	—	—	102,714
Restricted cash		28,843	—	—	28,843
Total financial assets		346,623	2,609	—	349,232

a.	As of year ended December 31, 2020, Cash and cash equivalents and restricted cash comprise the following:

	2020	2019
	US$'000	US$'000
Cash and cash equivalents	102,714	94,852
Current - Non Current restricted cash presented as Cash	28,843	28,323
Escrow: Hydro sale	6,136	5,617
ABL	22,500	22,500
Others	207	206
Total	131,557	123,175

The escrow was constituted in August 30, 2019, in consideration of FAU sale; under agreement terms, the Purchaser and the Seller deposited in a restricted bank account a part of the share purchase price, guaranteeing any compensation to the purchaser for any claim under the contract. In relation to the ABL Restricted cash, the amount constituted is fixed by agreement as liquidity covenants, see Note 16.

10.1 Other financial assets

At December 31, 2020, other financial assets comprise the following:

	2020
	Non-
	Current	Current	Total
	US$'000	US$'000	US$'000
Other financial assets held with third parties:
Other financial assets at amortised cost	3,456	—	3,456
Listed equity securities	1,601	1,008	2,609
Total	5,057	1,008	6,065

Other financial assets at amortized cost mainly comprises deposits given to French government by Ferropem  ($2,679 thousands), a Ferroglobe subsidiary, in respect of effort de construction. The law in France requires employers and companies to provide a certain size to invest a portion of their budget in the construction or renovation of housing (including through direct investment, providing mortgages, and other). In this case, the mandatory contribution has been made in the form of a loan, to be returned by the French government in twenty years.

Listed equity securities comprises investments held by Globe Argentina Metales in Pampa Energía.

At December 31, 2019, other financial assets comprise the following:

	2019
	Non-
	Current	Current	Total
	US$'000	US$'000	US$'000
Other financial assets held with third parties:
Other financial assets at amortised cost	2,618	—	2,618
Listed equity securities	—	5,544	5,544
Total	2,618	5,544	8,162

Securitization of trade receivables

On July 31, 2017, the Company entered into an accounts receivable securitization program (the “Program”) where trade receivables generated by the Company’s subsidiaries in the United States, Canada, Spain and France were sold to Ferrous Receivables DAC, a special purpose entity domiciled and incorporated in Ireland (the “SPE”). As sales of the Company’s products to customers occurred, eligible trade receivables were sold to the SPE at an agreed upon purchase price. Part of the consideration was received upfront in cash and part was deferred in the form of senior subordinated and junior subordinated loans notes issued by the SPE to the selling entities.

The SPE purchased the receivables at a slight discount to invoice value in order to pay certain expenses and fees related to the receivables including the costs of servicing the portfolio, the costs servicing the debt incurred to fund the purchase and any administrative costs. This discount was sized to adequately to cover any and all expenses required of the SPE.

At December 31, 2018, up to $303,000 thousand of upfront cash consideration could be provided by the SPE under the Program, financed by ING Bank N.V. (“ING”), as senior lender and Finacity Capital Management Inc. (“Finacity”), as intermediate subordinated lender and control party. In respect of trade receivables outstanding at December 31, 2018, the SPE provided upfront cash consideration of approximately $227,360 thousand.

On October 11, 2019, the Company’s subsidiaries in the United States and Canada repurchased all outstanding receivables that had they had previously sold to the SPE so that they could form part of the borrowing base for the North American asset-based revolving credit facility (the “ABL Revolver”).

During 2019, following certain termination events under the Program, ING’s senior loan commitments were reduced to $75,000 thousand and the Company and ING agreed the Program would terminate during the fourth quarter of 2019, unless otherwise refinanced.

On December 10, 2019, the Company refinanced the Program and amended and restated its terms. The SPE repaid the remaining senior loans to ING with the proceeds of new senior loans issued by an affiliate of Sound Point Capital Management LP. The new senior lender’s commitments under the amended and restated securitization program are $150,000 thousand, of which $104,130 was drawn at December 31, 2019. Finacity remained as intermediate subordinated lender and the Company’s European subsidiaries continued as senior subordinated and junior subordinated lenders as well as having a new interest in the senior and intermediate subordinated loan tranches. The Program has a initial duration of two-year until December 10, 2021.

On February 6, 2020, the Company entered into an amended and restated accounts receivables securitization program via which trade receivables generated by certain of the Company’s subsidiaries in Spain and France are financed both directly through the existing Irish special purpose vehicle (“SPE”) and indirectly through a French “fonds commun de titrisation”. The incorporation of the “fonds commun de titirsation” into the program has allowed for the sale of certain Euro-denominated receivables that were not eligible under the previous structure and increased the available funding. The senior lender’s commitments under the amended and restated securitization program are $150,000 thousand. Finacity remained as intermediate subordinated lender providing a cash consideration of $2,808 thousand, and the Company’s European subsidiaries continued as senior subordinated and junior subordinated lenders as well as, having interests in the senior and intermediate subordinated loan tranches.

On October 2, 2020, the Company ended the receivables funding agreement and cancelled the securitization program, signing a new factoring agreement with a Leasing and Factoring Agent, for anticipating the collection of receivables of the Company’s European entities (Grupo FerroAtlántica, S.A. and FerroPem S.AS). As a result of the agreement, the Leasing and Factoring Agent provided a cash consideration of circa $48.8 million, repurchased the receivables portfolio sold to the SPE on September 28, and consequently assumed the loan tranche of the senior borrower to the SPE. Also, the Senior loan and intermediate subordinate loan tranches were paid with internal sources of funds, at closing, there was cash release of $18 million from restricted cash relating to a special purpose vehicle under prior securitization program (see Note 16). Due to the termination of he receivables funding agreement and cancelation of the securitization program at October 2, 2020, the Company registered a finance cost of $7,591 thousand.

During the year ended December 31, 2020, the Company has repaid $107,657 thousand (EUR 95,695 thousand) in order to, prior to the termination of receivables funding agreement, optimize the level of borrowings of the SPE with the level of receivables in the securitization, and cancel all commitments in respect of loan tranches held by the Company.

Judgements relating to the consolidation of the SPE

The Company does not own shares in the SPE or have the ability to appoint its directors. In determining whether to consolidate the SPE, the Company has evaluated whether it has control over the SPE, in particular, whether it is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee.

Receivables are sold to the SPE under a true sale opinion with legal interest transferred from the Company to the SPE. While the sale of receivables to the SPE is without credit recourse, the Company continues to be exposed to the variable returns from its involvement in the SPE as it is exposed to credit risk as a subordinated lender to the SPE and it earns a variable amount of remuneration as master servicer of the receivables, as well as any excess return from additional service fee, including the loss or gain due to the effect of foreign exchange rates.

As master servicer, Ferroglobe is responsible for the cash collection and management of any impaired receivables. Finacity, in addition to being intermediate subordinated lender, is the backup servicer and has the unilateral right to remove Ferroglobe as master servicer and manage impaired receivables. Until September 5, 2019, this right was considered to be substantive and therefore that Finacity had power and control over the SPE and that the SPE was not consolidated by Ferroglobe. Considering the risk exposure for each lender at September 5, 2019 and subsequently, including under the amended and restated program effective December 10, 2019, it is not considered that Finacity has a risk exposure such as to be considered substantive. Therefore, Ferroglobe is now considered to have control over the SPE as it is exposed to variable returns and has the ability to affect those returns through its power over the investee. Accordingly, Ferroglobe has consolidated the SPE with effect from September 5, 2019.

Transactions with the SPE prior to consolidation during year ended December 31, 2019

Prior to the consolidation of the SPE on September 5, 2019, Company sold approximately $1,127 million of trade receivables to the SPE during the year ended December 31, 2019. The loss on transfer of the receivables, or purchase discount, which equates to difference between the carrying amount of the receivable and the purchase consideration, was $12,210 thousand and has been recognized within finance costs in the consolidated income statement.

As a lender to the SPE, the Company earned interest on its senior subordinated and junior subordinated loan receivables. During the year ended December 31, 2019, the Company earned interest of $1,130 thousand in respect of these loan receivables, recognized within finance income in the consolidated income statement.

The Company is engaged as master servicer to the SPE whereby the Company is responsible for the cash collection, reporting and cash application of the sold receivables. As master servicer, the Company earns a fixed rate management fee due to the percentage but depends on the volume of assets and an additional servicing fee which entitles the Company to a residual interest upon monthly liquidation of the SPE. The additional servicing fee will only be paid out on monthly liquidation of the SPE and from any excess cash flows remaining after all lenders to the SPE have been repaid. This results in the Company being exposed to variable returns. During the year ended December 31, 2019, the Company earned fixed-rate servicing fees of $1,531 thousand and additional servicing fees of $4,790 thousand.

Restrictions on the use of group assets

At December 31, 2020, following termination events on securitization program, the SPE did not held any cash in the consolidated financial statements of the Company.

At December 31, 2019, the SPE held cash of $38,778 thousand and this is consolidated by the Company and included in the cash and cash equivalents balance. Cash held by the SPE can be used to repay the SPE’s borrowings (see Note 16), pay interest and expenses incurred by the SPE, purchase new trade receivables from the Ferroglobe entities participating in the Program and repay loan notes issued to Ferroglobe entities, subject to continuing to meet the Program’s collateral and minimum liquidity requirements. At December 31, 2019, $3,448 thousand of cash held by the SPE was available to repay subordinated loan notes to Ferroglobe entities and therefore available for use by the wider group.

On October 2, 2020, prior to the termination of the securitization program, the SPE held trade receivables of $53.1 million. At December 31, 2019, the SPE held trade receivables of $90.1 million and these were consolidated by the Company (2018: the SPE was not consolidated). The proceeds from the collection of the SPE’s receivables can be used to repay the SPE’s borrowings.

At December  31, 2020, current restricted cash comprises cash in relation to the ABL, the amount constituted is fixed by agreement as liquidity covenants $22,500 thousand, see Note  16, and the guarantees taken over escrow account $6,136 thousand. The escrow was constituted in August 30, 2019, in consideration of previous FerroAtlántica; under agreement terms, the Purchaser and the Seller deposited in a restricted bank account a part of the share purchase price, guaranteeing any compensation to the purchaser for any claim under the contract.

10.2 Trade and other receivables

Trade and other receivables comprise the following at December 31:

	2020	2019
	US$'000	US$'000
Trade receivables	203,930	237,022
Less – allowance for doubtful debts	(1,697)	(4,543)
	202,233	232,479
Tax receivables(1)	13,166	45,948
Government grant receivables	23,016	19,748
Other receivables	3,847	10,889
Total	242,262	309,064
(1)

“Tax receivables” is primarily related to VAT receivables, which are recovered either by offsetting against VAT payables or are expected to be refunded by the tax authorities in the relevant jurisdictions.

The trade and other receivables disclosed above are short-term in nature and therefore their carrying amount is considered to approximate their fair value.

The changes in the allowance for doubtful debts during 2020 and 2019 were as follows:

Allowance
US$'000
Balance at January 1, 2019	4,964
Impairment losses recognized	2,517
Amounts written off as uncollectible	(100)
Changes in the scope of consolidation	(2,750)
Exchange differences	(88)
Balance at December 31, 2019	4,543
Impairment losses recognized	504
Amounts written off as uncollectible	(3,666)
Changes in the scope of consolidation	—
Exchange differences	315
Balance at December 31, 2020	1,697

Factoring of trade receivables

On October 2, 2020, the Company ended the receivables funding agreement over European receivables, signing a new factoring agreement with a Leasing and Factoring Agent, for anticipating the collection of receivables of the Company’s European entities (Grupo FerroAtlántica, S.A. and FerroPem S.AS). As a result of the agreement, the Agent provided a cash consideration of circa $48.8 million, repurchased the receivables portfolio sold to the SPE on September 28, and consequently assumed the loan tranche of the senior borrower to the SPE. Also, the senior loan and intermediate subordinate loan tranches were paid with internal sources of funds, terminating the financing structure of the securitization program.

The main characteristics of the agreement are the following:

-	the maximum cash consideration advanced for the financing facility is up to EUR 60,000 thousand;
-	over collateralization of 10% of accounts receivable as guarantee provided to the Agent until payment has been satisfied;
-	Annual fee of 0.15% applied to the annual revenues ceded to the Agent;
-	Financing commission of 1% charged annually;

Other conditions are set in relation to credit insurance policy has been structured in an excess of loss policy where the first EUR 5,000 thousand of bad debt losses are not covered by the insurance provider. The Company has assumed the cash collateralization for the entire excess of loss, as agreed in contractual terms.

During the three  months ended December 31, 2020, the new factoring agreement provided upfront cash consideration of approximately $169,105 thousand. The Company has repaid $95,800 thousand, showing at December 31, 2020, an on-balance sheet bank borrowing debt of $74,844 thousand, see Note 16.

At December 31, 2020, the Company held $89,154 thousand of accounts receivables recognized in consolidated balance sheet in respect of factoring agreement. Finance costs incurred during the year ended December 31, 2020, amounts $916 thousand, recognized in finance costs in the consolidated income statement.

Judgements relating to the recognition criteria

The Company has assessed whether it has transferred substantially all risks and rewards, continuing to be exposed to the variable returns from its involvement in the factoring agreement as it is exposed to credit risk, so the conclusion is that the derecognition criteria is not applicable and therefore, the account receivables sold is presented in the balance and a obligation is recognized as bank borrowings for the amount of cash advanced by the Leasing and Factoring Agent. The amount repayable under the factoring agreement is presented as on-balance sheet factoring and the debt assigned to factoring is showed as bank borrowings. See Note 16.

Government grants

The Company has been awarded government grants in relation to its operations in France, Spain and Norway, including grants in relation to the compensation of costs associated with the emission of CO2.

During the year ended December 31, 2020, the Company recognized $30,420  thousand of income related to government grants, the amount was deducted against the related expense in cost of sales (2019: $33,327 thousand of income, of which $33,327 thousand was deducted against the related expense in cost of sales). The Company has no unfulfilled conditions in relation to government grants, but certain grants would be repayable if the Company were to substantially curtail production or employment at certain plants.

Factoring of other receivables

The Company had $2,190 thousand of factoring without recourse arrangements for receivables as of December 31, 2020, debt is showed off-balance sheet . The Company had no factoring without recourse arrangements as of December 31, 2019.